                                                                   Exhibit 10.3


                                    GUARANTY



         THIS GUARANTY (this "Guaranty") is made as of the 13th day of December, 2000, by Federal Express Corporation, a Delaware corporation, Viking Freight, Inc., a California corporation, FedEx Ground Package System, Inc., a Delaware corporation, and FedEx Custom Critical, Inc., an Ohio corporation (collectively, the "Initial Guarantors" and along with any Significant Subsidiaries which become parties to this Agreement by executing an Addendum hereto in the form attached as Annex I, the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Lenders, under (and as defined in) the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.



                              W I T N E S S E T H:
                              - - - - - - - - - --

         WHEREAS, FedEx Corporation, a Delaware corporation (the "Borrower"), The Chase Manhattan Bank, as administrative agent (the "Administrative Agent"), and certain Lenders have entered into a certain Credit Agreement dated as of December 13, 2000 (as the same may be amended, modified, supplemented and/or restated, and as in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower;

         WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors shall guarantee the payment when due, subject to SECTION 8 hereof, of any and all of the Obligations; and

         WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the Obligations of the Borrower under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making of any Advance) that:

               (a) It is a corporation, limited liability company, partnership or other commercial entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation and has all requisite authority to conduct its business as a foreign Person in each jurisdiction in which its business is conducted, except where the failure to have such requisite authority would not have a Material Adverse Effect.

               (b) It has the power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and subject also to the availability of equitable remedies if equitable remedies are sought.

               (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it or its certificate or articles of incorporation or by-laws, limited liability company or partnership agreement or the provisions of any indenture, instrument or material agreement to which it is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on its property pursuant to the term of any such indenture, instrument or material agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental authority, is required to authorize, or is required in connection with the execution, delivery and performance by it of, or the legality, validity, binding effect or enforceability of, this Guaranty.

         SECTION 3. THE GUARANTY. Subject to SECTION 8 hereof, each of the Guarantors hereby unconditionally guarantees, jointly with the other Guarantors and severally, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of the Obligations, (the foregoing, subject to the provisions of SECTION 8 hereof, being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount at the place and in the manner specified in the Credit Agreement or the relevant Loan Document, as the case may be. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection.

         SECTION 4. GUARANTY UNCONDITIONAL. Subject to SECTION 8 hereof, the obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

                  (ii) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document, including, without limitation, any such amendment which may increase the amount of the Obligations guaranteed hereby;

                  (iii) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

                  (iv) any change in the corporate, partnership or other existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

                  (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person, whether in connection herewith or in connection with any unrelated transactions, PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

                  (vii) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

                  (viii) the election by, or on behalf of, any one or more of the Lenders, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

                  (ix) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

                  (x) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Lenders or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

                  (xi) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

                  (xii) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

         SECTION 5. DISCHARGE ONLY UPON PAYMENT IN FULL; REINSTATEMENT IN CERTAIN CIRCUMSTANCES. Except as otherwise provided in Section 9.16 of the Credit Agreement, each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Revolving Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of any portion of the Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 6. GENERAL WAIVERS. Each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

         SECTION 7. SUBORDINATION OF SUBROGATION. Until the Obligations have been indefeasibly paid in full in cash, the Guarantors (i) shall have no right of subrogation with respect to such Obligations and (ii) waive any right to enforce any remedy which the Lenders or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Obligations or any other Person, and the Guarantors waive any benefit of, and any right to participate in, any security or collateral given to the Lenders and the Administrative Agent to secure the payment or performance of all or any part of the Obligations or any other liability of the Borrower to the Lenders. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights, each Guarantor hereby expressly and irrevocably
(a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have to the indefeasible payment in full in cash of the Obligations and (b) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Lenders and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this SECTION 7.

         SECTION 8. LIMITATION. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability under this Guaranty (which liability is in any event in addition to amounts for which such entity may be primarily liable) shall be limited to an amount not to exceed as of any date of determination the greater of:

               (a) the net amount of all Loans advanced to the Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Guarantor; and

               (b) the amount which could be claimed by the Administrative Agent and the Lenders from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Guarantor's right of contribution and indemnification from each other Guarantor under SECTION 9.

         SECTION 9. CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS.

               (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which such Guarantor would otherwise have paid if each Guarantor had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor

                    Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, THEN, following indefeasible payment in full in cash of the Obligations and termination of the Revolving Commitments, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, PRO RATA based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

               (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

               (c) This SECTION 9 is intended only to define the relative rights of the Guarantors and nothing set forth in this
                    SECTION 9 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement.

               (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor to which such contribution and indemnification is owing.

               (e) The rights of the indemnifying Guarantors against other Guarantors under this SECTION 9 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Revolving Commitments.

         SECTION 10. STAY OF ACCELERATION. If acceleration of the time for payment of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, or any other Loan Document shall nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

         SECTION 11. NO WAIVERS. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 12. SUCCESSORS AND ASSIGNS. This Guaranty is for the benefit of the Administrative Agent and the Lenders and their respective successors and permitted assigns and in the event of an assignment of any amounts payable under the Credit Agreement, or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

         SECTION 13. CHANGES IN WRITING. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors and the Administrative Agent with the consent of the Lenders required for such change, waiver, discharge or termination pursuant to the terms of the Credit Agreement.

         SECTION 14. GOVERNING LAW. ANY DISPUTE BETWEEN ANY GUARANTOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         SECTION 15. CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

                    (A) EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN
SUBSECTION (B), EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A) ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

                    (B) OTHER JURISDICTIONS. EACH OF THE GUARANTORS AGREES THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST SUCH GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER SUCH GUARANTOR OR
(2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. EACH OF THE GUARANTORS AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. EACH OF THE GUARANTORS WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SUBSECTION (B).

                    (C) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                    (D) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15, WITH ITS COUNSEL.

         SECTION 16. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

         SECTION 17. TAXES, EXPENSES OF ENFORCEMENT, ETC. All payments required to be made by any of the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority thereof, PROVIDED, HOWEVER, that if any of the Guarantors is required by law to make such deduction or withholding, such Guarantor shall forthwith pay to the Administrative Agent or any Lender, as applicable, such additional amount as results in the net amount received by the Administrative Agent or any Lender, as applicable, equaling the full amount which would have been received by the Administrative Agent or any Lender, as applicable, had no such deduction or withholding been made. The Guarantors also agree to reimburse the Administrative Agent and the Lenders for any reasonable costs, internal charges and out-of-pocket expenses (including reasonable attorneys' fees and time charges of attorneys for the Administrative Agent and the Lenders, which attorneys may be employees of the Administrative Agent or the Lenders) paid or incurred by the

Administrative Agent or any Lender in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty.

         SECTION 18. SETOFF. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Lender and the Administrative Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such Lender or the Administrative Agent to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Lender or the Administrative Agent or any of their respective affiliates.

         SECTION 19. FINANCIAL INFORMATION. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Lenders or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. If any Lender or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Lender or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Lender or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

         SECTION 20. SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 21. MERGER. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Guarantor and any Lender or the Administrative Agent.

         SECTION 22. EXECUTION IN COUNTERPARTS. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Guaranty by signing any such counterpart.

         SECTION 23. HEADINGS. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

         IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                         FEDERAL EXPRESS CORPORATION


                         By:      /s/ Tracy G. Schmidt
                                  --------------------------------------
                         Name:    Tracy G. Schmidt
                                  -----------------------------------
                         Title:   Senior Vice President and Chief
                                  ------------------------------------
                                  Financial Officer
                                  -----------------------------------


                         FEDEX GROUND PACKAGE SYSTEM, INC.


                         By:      /s/ Daniel J. Sullivan
                                  --------------------------------------
                         Name:    Daniel J. Sullivan
                                  --------------------------------------
                         Title:   President and Chief Executive Officer
                                  --------------------------------------


                         FEDEX CUSTOM CRITICAL, INC.


                         By:      /s/ R. Bruce Simpson
                                  --------------------------------------
                         Name:    R. Bruce Simpson
                                  -----------------------------------
                         Title:   President and Chief Executive Officer
                                  --------------------------------------

                         VIKING FREIGHT, INC.


                         By:      /s/ Douglas G. Duncan
                                  --------------------------------------
                         Name:    Douglas G. Duncan
                                  -----------------------------------
                         Title:   President and Chief Executive Officer
                                  --------------------------------------

                               ANNEX I TO GUARANTY



         Reference is hereby made to the Guaranty (the "Guaranty") made as of the _____ day of December, 2000 by Federal Express Corporation, a Delaware corporation, Viking Freight, Inc., a California corporation, FedEx Ground Package System, Inc., a Delaware corporation, and FedEx Custom Critical, Inc., an Ohio corporation (collectively, the "Initial Guarantors" and along with any Significant Subsidiaries which have become parties thereto and together with the undersigned, the "Guarantors") in favor of the Administrative Agent, for the ratable benefit of the Lenders, under the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings given to them in the Guaranty. By its execution below, the undersigned [NAME OF NEW GUARANTOR], a _______________________, agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in SECTION 2 of the Guaranty are true and correct in all respects as of the date hereof.

         IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a ________________________ has executed and delivered this Annex I counterpart to the Guaranty as of this ________________ day of _______________, ________________.






                          [NAME OF NEW GUARANTOR]



                          By:
                              -------------------------------------------------
                          Name:
                                -----------------------------------------------
                          Title:
                                 ----------------------------------------------